Intellinetics

TAGLICH CONFERENCE 2018

FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements. Expressions of future goals and projections and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could cause or contribute to such differences include, but are not limited to market acceptance, competitive factors, financial market conditions, and sufficient capital resources. Intellinetics undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

AGENDA

- Background
- Strategy
- Initiatives
- Financial model

JIM DESOCIO

- Relayware-Chief Revenue Officer: Doubled subscription revenue and tripled new customer logos in two years.
  - Merged with Zift Solutions in Sept '17.
- XRS- EVP Field Operations: In 22 months launched new mobile solution changed the dynamics in Fleet Logistics space selling 462 new customers.
  - Successfully closed on sale of XRS to Omnitracs (Vista Equity Company) Oct '14.
- Antenna Software-EVP Sales and Business Development: Responsible for all company revenue. Grew bookings from $8M to $40M in four year period.
  - Antenna sold to Pegasystems.
- Lawson Software-EVP Global Operations: Grew company revenue 62% to $428M in three year period. Successful IPO in 2001.

INTELLINETICS COMPANY PROFILE

- Enterprise Content Management (ECM): Cloud-centric content services / document management
- Intellectual Property (IP) Portfolio: Proprietary, cloud-enabled software platform
- Public and Private Cloud Models

DEVELOPED STRATEGY

- Focus on solutions for Human Service Providers (HSP) and K-12 /SLED*
  - Profile: paper-intensive, technology laggards, compliance driven
- Identified industry-specific solutions: Finance, HR, student/patient records, HIPAA compliance, incident reporting, board minutes, transportation, government certified security
- Taken time to craft strategy, redo basic messaging, and refresh web site – including modernize site so that we can track the traffic
- Building:
  - Content (with correct messaging) including assembling case studies
  - Implemented sales and marketing infrastructure
- Creating and refining campaigns and tightening messages

*SLED = State & Local gov & EDucation

GO-TO-MARKET STRATEGY

- Identified key strategic partners
- Implemented proven, successful sales/marketing infrastructure
  - Salesforce and Pardot marketing solution
- Deployed new web site to support strategy and track activity
- Developed content to support strategy
- Initial test campaigns in Feb and March
- Defined pipeline and lead generation metrics
- First marketing campaigns launched in April

KEY INITIATIVES

- SLED – Software Unlimited – K12 Financial Systems
- HSP – Primary Solutions – Human Service Provider ERP Solutions
- HSP – Provider Portal – focus on lower end of HSP market
- SLED – Large imaging channel reseller with vertical focus
- Other strategic solution partners

SLED – SOFTWARE UNLIMITED (SUI)

- SUI: K-12 Financial Solutions, 850 Customers in seven states, 50% SAAS*
- SUI Challenges:
  - Expanding into new states (financial reporting)
  - "Gorilla" competitor (PowerSchool) released new financial products
- Intellinetics applications: Finance, HR, student records, incident reporting, board minutes, transportation
- Partnership Goals:
  - Intellinetics allows SUI to sell new product into their customer base, new states, and PowerSchool accounts
  - Represents ~$100k revenue 2018 in our model and ~$500k in 2019, at just over 10% of SUI customer base penetrated by end of 2019
- Next Steps: complete integration, go-to-market plan, schools focused on year-end

*SAAS = software as a service

HSP – PRIMARY SOLUTIONS

- ERP for Human Service Providers (HSP), >250 customers in Ohio, 56 mutual customers
- Challenges:
  - Saturated market
  - New product to sell into customer base
  - Expand into new states
- Intellinetics applications (industry specific solutions): audit reporting/compliance, HR incl. credentialing, consumer records, incident reporting, transportation log reporting
- Partnership Goals:
  - We sell direct
  - Added value to their customer base (and stickiness)
  - Co-Market into new states, Indiana
  - Represents ~$100k revenue 2018 in our model and ~$500k in 2019, at +26% of customer base (already have 22%).

HSP – PROVIDER PORTAL

- Intellinetics already has HSP-ready, out of the box solutions:
  - Audit Shield, Incident Reporting, Consumer Records, Credentials
- Target low end of market 1-3 users
- 3000 Independent and Agency providers in Ohio serving 1-5 consumers
- $25/mo per user, potential additional fees for regulatory agencies
- One time fee: $100 for setup/training
- Next step: 4-5 beta users identified, to be up and running in May
- Represents $25/mo x 1000 units x 12 months = $300k annual revenue 2019
  - Repeatable in all states

SLED – IMAGING CHANNEL DEALER

- Dealer previously resold Intellinetics, tried to take document management in house and recently divested – looking for new solutions
- Under original deal with Intellinetics: sold 14 new logos for >$500k total, median $25k
- Original reseller agreement still in place and SKU list being updated
- Completed kick-off/launch meeting with SLED management team 4/18
- Next Step:
  - Roll out and educate SLED sales force
  - Already identified initial pipeline opportunities; expand
  - First order expected in Q2
  - Represents ~$200k revenue 2018 in our plan and ~$700k in 2019, at 99 units

Intellinetics

FINANCIAL MODEL

FINANCIAL MODEL

- Built a new revenue model
  - Starting with our base recurring and one-time business
  - Then layered in incremental growth from the initiatives on the preceding slides
- The business has maintained:
  - Strong margins: 70%+ gross margins historically
  - Low customer churn
  - Operating expense control
- The solution for Intellinetics has always been to get more revenue
  - Now we have a strategy and infrastructure to execute

Financial Goals

(See Assumptions on next slide)

Select Income Statement Metrics Company Confidential	Actual 2015	Actual 2016	Actual 2017	Goal 2018	Goal 2019	Goal 2020	Goal 2021
Base Recurring Rev (SAAS & Mx)	1,223,430	1,513,971	1,591,570	1,740,000	2,130,000	2,630,000	2,970,000
Base One-Time (SW & PS)	1,113,561	1,087,762	1,031,875	760,000	1,080,000	1,490,000	1,540,000
Increment - K-12				60,000	510,000	960,000	1,270,000
Increment - HSP				120,000	520,000	810,000	1,090,000
Increment - SLED / Imaging				160,000	650,000	1,050,000	1,440,000
Increment - All Others				150,000	700,000	1,270,000	3,000,000
Total Sales Revenue	**2,336,991**	**2,601,734**	**2,623,445**	**2,990,000**	**5,600,000**	**8,220,000**	**11,300,000**
Operating Expenses	5,644,083	3,247,764	3,031,558	3,030,000	3,020,000	4,050,000	5,670,000
Net Income/(Loss)	**(3,921,428)**	**(1,576,311)**	**(1,359,334)**	**(1,650,000)**	**860,000**	**2,200,000**	**2,850,000**
Adjusted EBITDA	**(481,454)**	**(1,086,168)**	**(884,749)**	**(520,000)**	**1,670,000**	**2,460,000**	**3,110,000**

SAAS = Software as a Service

Mx = Maintenance (on Software)

SW = Software

PS = Professional Services

FINANCIAL MODEL ASSUMPTIONS

- Maintain:
  - Base business levels, and grow SAAS at 10% and 20% (consistent with historical levels)
  - Historical levels of strong margins, low customer churn, and operating expense control
- New strategy and marketing programs generate:
  - More than double the historical qualified lead level
- Solution partners deliver average selling price and unit volume noted in earlier initiative slides
- New initiatives generate revenue mix of >80% SAAS (vs on premise Software), driving recurring revenue to grow approx. 20% in 2018 and over 80% in 2019

DIRECTION – WE KNOW WHERE WE'RE GOING

- Infusion of marketing experience/leadership
- We now have an infrastructure and a strategy that we can build upon
- We're developing partners who support our strategic vision (not opportunistic)
- We are bullish on our target market opportunities

Intellinetics

THANK YOU

Jim DeSocio, President & CEO

Joe Spain, CFO

OTCQB: INLX